================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20552

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 1, 2007
                                                         ----------------


                          COMMUNITY FIRST BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


             MARYLAND                  0-50322                  36-4526348
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
        of incorporation)                                 Identification Number)


2420 NORTH MAIN STREET, MADISONVILLE, KENTUCKY                         15237
----------------------------------------------                     -----------
 (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:   (270) 326-3500
                                                    ------------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

================================================================================

                          COMMUNITY FIRST BANCORP INC.

                      INFORMATION TO BE INCLUDED IN REPORT


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
            --------------------------------------------------------------------

     On January 24, 2007, Michael D. Wortham, Vice President and Chief Financial Officer of the Registrant advised the Registrant that he was resigning effective February 7, 2007 to accept a position with the Pennyrile Area Development District. Mr. Wortham will also resign from the Board of Directors.

     On February 1, 2007, the Board of Directors appointed Amy D. Lyons to serve as Chief Financial Officer. Ms. Lyons joined Community First Bank as Vice President and Chief Accounting Officer in May 2006. Prior to joining Community First Bank, Ms. Lyons had served with BKD, LLP since December 2005 as a senior consultant specializing in internal audits, credit quality analysis and other industry specific consulting for banks and thrifts in Kentucky and Indiana. From 2002 to 2005, she served as an internal auditor and credit review officer with First Security Bank in Owensboro, Kentucky. From 1999 to 2002, she was involved in loan review and training at Area Bancshares Corporation.

Item 8.01   Other Events
            ------------

     On February 1, 2007, the Registrant announced that it was extending the deadline for the submission of subscription orders in its rights offering until March 9, 2007. A copy of the press release is furnished with this Form 8-K as
Exhibit 99.1

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

     (d) Exhibits. The following exhibits are being furnished with this report.
         --------

          No.     Description
          ---     -----------

         99.1     Press Release dated February 1, 2007.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      COMMUNITY FIRST BANCORP, INC.



Date:  February 1, 2007               By: /s/ William M. Tandy
                                          --------------------------------------
                                          William M. Tandy
                                          President and Chief Executive Officer
                                          (Duly Authorized Representative)